SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 12, 2004



                             THE COCA-COLA COMPANY
             (Exact name of Registrant as specified in its charter)



              Delaware             001-02217             58-0628465
          (State or other        (Commission           (IRS Employer
           jurisdiction         File Number)        Identification No.)
        of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                                      30313
    (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (404)676-2121

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Item 5.     Other Events and Regulation FD Disclosure


     On July 9, 2004, Susan Bennett King submitted her resignation as a Director of The Coca-Cola Company for health reasons. Ms. King served on the Committee on Directors and Corporate Governance and the Compensation Committee. The resignation was effective upon receipt by The Coca-Cola Company on July 12, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE COCA-COLA COMPANY
                                      (REGISTRANT)


Date: July 13, 2004               By: /s/ SHARON R. B. CASE
                                    ----------------------------------
                                          SHARON R.B. CASE
                                          Vice President and Deputy
                                            General Counsel